                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                    AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT
               (together with instruments executed and delivered pursuant to Section 20, the "Agreement" or the "Subsidiary Guarantee Agreement") dated as of August 12, 1998, as amended and restated as of June 1, 2001, among each of the subsidiaries of Telemundo Holdings, Inc., a Delaware corporation ("Holdings") of which Telemundo Group, Inc., a Delaware corporation (the "Borrower"), is a wholly owned subsidiary, listed on Schedule I hereto (such subsidiaries being called individually a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     Reference is made to the Credit Agreement dated as of August 4, 1998, as amended and restated in the form of the Amended and Restated Credit Agreement dated as of June 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders") and CSFB, as administrative agent (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank"). Capitalized terms used and not defined herein (including, without limitation, the term "Obligations", as used in Section 1 and elsewhere herein) are used with the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors is a Subsidiary of Holdings and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders to the Borrower and the issuance of the Letters of Credit by the Issuing Bank for the account of the Borrower. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of a Subsidiary Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit, the Subsidiary Guarantors are willing to execute this Agreement.

     In connection with the amendment and restatement of the Credit Agreement, the parties hereto desire to amend and restate, in the form of this Agreement, the Guarantee Agreement dated as of August 12, 1998, among the Guarantors party thereto and the Collateral Agent.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, jointly with the other Guarantors and severally the due and punctual payment by the Borrower of the Obligations. Each Subsidiary Guarantor waives notice of and hereby consents to any agreements or arrangements whatsoever by the Secured Parties with any other person pertaining to the Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of the Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and the same shall in no way impair such Subsidiary Guarantor's liability hereunder.

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of any Loan Document or otherwise, (b) any extension, renewal or increase of or in any of the Obligations, (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of any Loan Document, any guarantee or any other agreement or instrument, (d) the release of (or the failure to perfect a security interest in) any of the security held by the Collateral Agent or any other Secured Party for the performance of the Obligations or any of them or (e) the failure or delay of any Secured Party to exercise any right or remedy against any other guarantor of the Obligations.

     SECTION 3. Security. Each of the Subsidiary Guarantors authorizes the Collateral Agent and each of the other Secured Parties to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

     SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

     SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under any Loan Document, any guarantee or any other agreement or instrument, by any waiver or modification of any provision thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or that would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations) or which would impair or eliminate any right of such Subsidiary Guarantor to subrogation.

     SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of the unenforceability of the Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the final and payment in full in cash of the Obligations) of the Borrower. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Obligations have been fully, finally and paid in cash. Pursuant to applicable law, each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other guarantor or any security.

     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by (i) in the case of principal of and interest on the Loans and Fees, the Collateral Agent or (ii) in the case of any other Obligation, the applicable Secured Party, forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest and fees on such Obligations. Upon payment by any Subsidiary Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Subsidiary Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall be paid to any Subsidiary Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 9. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

     SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower or any Guarantor or otherwise.

     SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof (or a Supplement referred to in Section 20) executed on behalf of such Subsidiary Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof (or a Supplement referred to in Section 20) shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Subsidiary

Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all or virtually all the capital stock, assets or property of a Subsidiary Guarantor is sold, transferred or otherwise disposed of in a transaction permitted by Section
6.05 of the Credit Agreement, such Subsidiary Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Subsidiary Guarantor and may be amended, modified, supplemented, waived or released with respect to any Subsidiary Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor.

     SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

     SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it at its address set forth in Schedule I.

     SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank regardless of any investigation made by the

Secured Parties or on their behalf, and shall continue in full force and effect until terminated in accordance with Section 10.

     (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Additional Guarantors. Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any Foreign Subsidiary) that was not in existence on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of a Supplement in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any Supplement adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

     SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not the Collateral Agent or any Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              ESTRELLA COMMUNICATIONS, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                              ESTRELLA LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                              NEW JERSEY TELEVISION BROADCASTING CORP. (N.Y.),


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                              SACC ACQUISITION CORP.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                              SAT CORP.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                              SPANISH AMERICAN COMMUNICATIONS CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                              TELEMUNDO NETWORK, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                              TELEMUNDO NEWS NETWORK, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                              TELEMUNDO OF CHICAGO, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                             TELEMUNDO OF COLORADO SPRINGS, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                             TELEMUNDO OF FLORIDA, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                             TELEMUNDO OF FLORIDA LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                             TELEMUNDO OF GALVESTON-HOUSTON, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                             TELEMUNDO OF GALVESTON-HOUSTON LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                              TELEMUNDO OF LOS ANGELES, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                              TELEMUNDO OF LOS ANGELES LICENSE CORP.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                              TELEMUNDO OF MEXICO, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                              TELEMUNDO OF NORTHERN CALIFORNIA, INC.,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer


                              TELEMUNDO OF NORTHERN CALIFORNIA LICENSE
                              CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   ------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                           TELEMUNDO OF PUERTO RICO LICENSE
                           CORPORATION,

                             by /s/ Vincent L. Sadusky
                                ----------------------------------
                                Name:  Vincent L. Sadusky
                                Title: Chief Financial Officer and Treasurer



                           TELEMUNDO OF SAN ANTONIO, INC.,


                             by /s/ Vincent L. Sadusky
                                ----------------------------------
                                Name:  Vincent L. Sadusky
                                Title: Chief Financial Officer and Treasurer



                           TELEMUNDO OF SAN ANTONIO LICENSE
                           CORPORATION,


                             by /s/ Vincent L. Sadusky
                                ----------------------------------
                                Name:  Vincent L. Sadusky
                                Title: Chief Financial Officer and Treasurer



                           TELEMUNDO OF STEAMBOAT SPRINGS
                           COLORADO, INC.,


                             by /s/ Vincent L. Sadusky
                                ----------------------------------
                                Name:  Vincent L. Sadusky
                                Title: Chief Financial Officer and Treasurer



                           TELEMUNDO OF STEAMBOAT SPRINGS
                           COLORADO LICENSE CORPORATION,


                             by /s/ Vincent L. Sadusky
                                ----------------------------------
                                Name:  Vincent L. Sadusky
                                Title: Chief Financial Officer and Treasurer

                               TELEMUNDO OF KEY WEST, INC.,


                                 by /s/ Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer



                               TELEMUNDO OF KEY WEST LICENSE
                               CORPORATION,


                                 by /s/ Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer



                               TELENOTICIAS DEL MUNDO, INC.,


                                 by /s/ Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer



                               TELENOTICIAS DEL MUNDO, L.P.,


                                 by /s/ Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Chief Financial Officer and Treasurer



                               TU MUNDO MUSIC, INC.,


                                 by /s/ Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer

                               VIDEO 44 ACQUISITION CORP., INC.,


                                 by /s/Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer



                               WNJU LICENSE CORPORATION,


                                 by /s/Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer



                               WNJU-TV BROADCASTING CORPORATION,


                                 by /s/Vincent L. Sadusky
                                    ------------------------------------
                                    Name: Vincent L. Sadusky
                                    Title: Chief Financial Officer and Treasurer


                               CREDIT SUISSE FIRST BOSTON, AS Collateral
                               Agent,

                                 by /s/ Eugene F. Martin
                                    ---------------------------
                                    Name: Eugene F. Martin
                                    Title: Director


                                 by /s/ David L. Sawyer
                                    ---------------------------
                                    Name: David L. Sawyer
                                    Title: Vice President

                                                    Schedule I to the Subsidiary
                                                             Guarantee Agreement




Subsidiary Guarantor                                    Address
-------------------                                     --------
Estrella Communications, Inc.                1130A Air Way
                                             Glendale, CA 91201
Estrella License Corporation                 2290 West 8th Avenue
                                             Hialeah, FL 33010
New Jersey Television Broadcasting Corp.     1775 Broadway, Ste. 300
(N.Y.)                                       New York, NY 10019
SACC Acquisition Corp.                       2290 West 8th Avenue
                                             Hialeah, FL 33010
SAT Corp.                                    2290 West 8th Avenue
                                             Hialeah, FL 33010
Spanish American Communications              2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo Network, Inc.                      2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo News Network, Inc.                 2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Chicago, Inc.                   2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Colorado Springs, Inc.          2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Florida, Inc.                   2340 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Florida License Corporation     2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Galveston-Houston, Inc.         3903 Stoney Brook Drive
                                             Houston, TX 77063
Telemundo of Galveston-Houston License       2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of Los Angeles, Inc.               5545 West Sunset Boulevard
                                             Los Angeles, CA 90028
Telemundo of Los Angeles License Corp.       2290 West 8th Avenue
                                             Hialeah, FL 33010

Telemundo of Mexico, Inc.                    2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Northern California, Inc.       2349 Bering Drive
                                             San Jose, CA 95131
Telemundo of Northern California License     2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of Puerto Rico License             2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of San Antonio, Inc.               6234 San Pedro
                                             San Antonio, TX 78216
Telemundo of San Antonio License             2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of Steamboat Springs Colorado,     1120 Lincoln Street, Suite 800
Inc.                                         Denver, CO 80203
Telemundo of Steamboat Springs Colorado      2290 West 8th Avenue
License Corporation                          Hialeah, FL 33010
Telemundo of Key West, Inc.                  2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Key West License Corporation    2290 West 8th Avenue
                                             Hialeah, FL 33010
Telenoticias del Mundo, Inc.                 2290 West 8th Avenue
                                             Hialeah, FL 33010
Telenoticias del Mundo, L.P.                 2290 West 8th Avenue
                                             Hialeah, FL 33010
Tu Mundo Music, Inc.                         2290 West 8th Avenue
                                             Hialeah, FL 33010
Video 44 Acquisition Corp. Inc.              2290 West 8th Avenue
                                             Hialeah, FL 33010
WNJU License Corporation                     2290 West 8th Avenue
                                             Hialeah, FL 33010
WNJU-TV Broadcasting Corporation             47 Industrial Avenue
                                             Teterboro, NJ 07608

                                                      Annex 1 to the Subsidiary
                                                             Guarantee Agreement

                    SUPPLEMENT NO.      (this "Supplement") dated as of
               , to the Subsidiary Guarantee Agreement dated as of August 12, 1998 as amended and restated in the form of the Amended and Restated Subsidiary Guarantee Agreement dated June 1, 2001 the "Subsidiary Guarantee Agreement"), among each of the subsidiaries of Telemundo Holdings, Inc., a Delaware corporation ("Holdings") of which Telemundo Group, Inc., a Delaware corporation (the "Borrower"), is a wholly owned subsidiary, listed on Schedule I thereto (such subsidiaries being called individually a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     A. Reference is made to the Credit Agreement dated as of August 4, 1998 as amended and restated in the form of the Amended and Restated Credit Agreement as of June 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders") and CSFB, as administrative agent (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank").

     B. Capitalized terms used and not otherwise defined herein are used with the meanings assigned to such terms in the Subsidiary Guarantee Agreement and the Credit Agreement.

     C. The Subsidiary Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any Foreign Subsidiary) of the Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Section 20 of the Subsidiary Guarantee Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Subsidiary Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Subsidiary Guarantee Agreement shall be deemed to include the New Guarantor. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral
Agent.   Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subsidiary Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

     SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.


                               [Name Of New Guarantor],

                                       by

                                          Name:
                                          Title:
                                          Address:



                               CREDIT SUISSE FIRST BOSTON, as Collateral Agent,

                                       by

                                          Name:
                                          Title:


                                       by

                                          Name:
                                          Title: